2000 Semi-Annual Report

Value Investing in Small Companies
For More Than 25 Years

THE
ROYCE
FUNDS

ROYCE SPECIAL EQUITY FUND

www.roycefunds.com

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SEMI-ANNUAL REPORT REFERENCE GUIDE

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LETTER TO OUR SHAREHOLDERS An Overview of Royce Special Equity Fund for the First Six Months	2

PORTFOLIO DIAGNOSTICS An X-Ray of the Portfolio	4

SCHEDULE OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	5

For more than 25 years, our approach has focused on evaluating a company's current worth -- our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select thise securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

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LETTER TO OUR SHAREHOLDERS
__________________________________________________________________________________

Dear Fellow Shareholder,

     Royce Special Equity Fund's (RSE) performance improved in the first half. Year-to-date through 6/30/00, the Fund was up 5.54%, ahead of its small-cap benchmark, the Russell 2000, which was up 3.04% for the same period. While RSE lagged the Russell 2000 (+5.5% versus +7.1%) in the more dynamic first quarter, it held its value relatively well in the downturn of the second quarter, turning in a flat performance compared to the Russell 2000's decline of 3.78%. From the small-cap market trough on 10/08/98 through the small-cap market peak on 3/09/00, the Fund's conservative value approach had been out of favor. Throughout this period, the market rewarded growth-oriented offerings with (often wildly) expensive valuations, especially in the technology and biotechnology areas. RSE's defensive, niche-company holdings trading at what we believe are attractively low valuations, didn't stand a chance in this highly bullish environment.

     By early March, however, shortly after the Russell 2000, S&P 500 and Nasdaq Composite reached their respective year-to-date highs, things began to change. The market began to look more favorably on value stocks once again. To us, this indicated a leadership shift to small-cap stocks in general, and small-cap value in particular. We hope that this emerging market leadership becomes a lasting trend.

     In the current market climate, inexpensively priced companies with high returns on capital should attract the attention of strategic and/or financial buyers. As evidence of this, the first half saw not only more investment interest in small-cap value companies, but increased merger and acquisition activity, as well. The Fund's portfolio saw its share of these developments during the first half. Filtration products maker Farr was acquired by a larger Swedish firm, which led us to sell off our shares at a profit. In addition, a leveraged buyout of Pulaski Furniture was announced in March to purchase shares at a considerable premium, an event that also prompted us to sell.

     We believe that RSE's portfolio remains attractive from a business-buyer's point of view. The Portfolio X-Ray on page four helps to show why. For example, the inverse of the Enterprise Value/Earnings Before Interest and Taxes ratio results in a 19.6% "cap-rate" as of 6/30/00. Basically, this means that if one were to purchase RSE's portfolio as if it were a single company, this company would earn 19.6% before interest and taxes with no credit for depreciation and amortization. By way of comparison, the Russell 2000's "cap rate" at 6/30/00 was 5.5%. It is crucial that the "cap rate" be higher than current interest rates, so that one could earn more on a purchase than the current cost of borrowing.

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     In past reports, we have given an explanation of an item in the Portfolio X-Ray. In this report, we highlight "Cash as a Percentage of Market Price," which represents the sum of cash and cash equivalents relative to the company's market price. If a company is holding a respectable amount of cash, it is often able to survive volatile and turbulent markets, a very important consideration for RSE's portfolio holdings. However, this is meaningful to us only if Current Assets Less All Liabilities as a Percentage of Market Price is higher than cash. If it is, the cash is net to us, and not the result of borrowing, always a healthy sign.

     Growing business-buyer interest, combined with recent small-cap strength, makes us comfortable with the Fund's portfolio in the current market environment, which has so far been characterized by increased volatility and more historically typical rates of return. We think that it is an excellent time to be invested in a conservatively managed small- and micro-cap fund.

Sincerely,

/s/ Charlie Dreifus

Charlie Dreifus
Senior Portfolio Manager

August 11, 2000

NOTES TO PERFORMANCE AND RISK INFORMATION
All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning future prospects for small-company stocks are solely those of Charlie Dreifus, and there can be no assurance with respect to future market movements. This report must be preceded or accompanied by a current prospectus. Royce Special Equity Fund invests in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

The Russell 2000, S&P 500 and Nasdaq Composite are unmanaged indices of domestic common stocks.

Distributor: Royce Fund Services, Inc.

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Performance Through 6/30/00
	Royce Special Equity Fund	Russell 2000
January - June 2000 Total Return (not annualized)	5.54%	3.04%
One-Year Average Annual Total Return	-6.44	14.33
Average Annual Total Return Since Inception (5/1/98)	-5.31	4.30
Net Assets (in millions)	$2.8	N/A

Portfolio X-Ray as of June 30, 2000
	Royce Special Equity Fund*	Russell 2000**
Trailing 12 Months Price/Earnings	9.4x	24.4x
Enterprise Value/Earnings Before Interest and Taxes	5.1x	18.1x
Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization	3.8x	13.3x
Price/Book	1.3x	3.7x
Weighted Average Yield of Portfolio Securities	2.7%	1.3%
Return on Equity	14.2%	10.1%
Return on Assets	9.7%	5.0%
Total Assets Financed by Other Than Equity	32.5%	51.8%
Current Assets Less All Liabilities as % of Market Price	32.2%	-16.1%
Cash as % of Market Price	18.6%	12.6%
Average Market Capitalization (in millions)	$178	$1,540

Source: Prudential Securities Inc. - Small-Cap Quantitative Research (except for assets and performance figures)
     *Portfolio Weighted
     **Market Capitalization Weighted
Enterprise Value is calculated by adding a company's market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.

Top 10 Positions	% of Net Assets
Lawson Products	5.7%
Cato Cl. A	5.3
Farmer Bros.	5.1
National Presto Industries	5.0
Ampco-Pittsburgh	4.8
Chromcraft Revington	4.8
Gorman-Rupp Company	4.6
NCH Corporation	3.9
Superior Uniform Group	3.8
Starrett (L.S.) Company Cl. A	3.7

Top Portfolio Industries	% of Net Assets
Home Furnishing/Appliances	13.2%
Retail Stores	10.4
Industrial Distribution	9.7
Restaurants/Lodgings	9.3
Pumps, Valves and Bearings	7.1
Other Consumer Products	6.5
Apparel and Shoes	5.4
Building Systems and Components	5.3
Food/Tobacco Processors	5.1

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ROYCE SPECIAL EQUITY F UND
SCHEDULE OF INVESTMENTS		JUNE 30, 2000 (unaudited)
COMMON STOCKS - 94.6%
	SHARES	VALUE
Consumer Products- 29.3%
Apparel and Shoes-5.4%
Garan	2,000	$45,250
+ Gerber Childrenwear a	1,300	6,906
Oxford Industries	5,000	90,000
+ Stride Rite (The)	1,100	6,738
		148,894
Food/Beverage/Tobacco-2.3%
+ Boston Beer Company Cl. A a	3,000	25,687
+ Bridgford Foods	2,400	28,800
+ Riviana Foods	600	10,463
		64,950
Home Furnishing/Appliances-13.2%
Chromcraft Revington a	11,400	132,525
Flexsteel Industries	7,500	91,875
National Presto Industries	4,500	138,375
		362,775
Sports and Recreation-1.9%
Allen Organ Cl. B	900	52,537

Other Consumer Products-6.5%
Boston Acoustics	7,000	77,000
Starrett (L. S.) Company Cl. A	5,800	101,500
		178,500
Total (Cost $986,322)		807,656

Consumer Services- 19.7%
Restaurants/Lodgings-9.3%
+ Bob Evans Farms	4,500	67,219
Frisch's Restaurants	8,500	89,250
+ VICORP Restaurants a	5,500	100,375
		256,844
Retail Stores-10.4%
Cato Cl. A	12,500	145,312
Deb Shops	5,000	62,500
+ Schultz Sav-O Stores	1,400	14,525
+ Sharper Image a	2,100	26,250
+ Wilsons The Leather Experts a	2,500	36,719
		285,306
Total (Cost $511,399)		542,150

Health- 1.3%
Health Services-1.3%
+ National Dentex a	2,200	37,125
Total (Cost $35,366)		37,125

Industrial Products-23.1%
Building Systems and Components-5.3%
Ampco-Pittsburgh	12,000	133,500
+ Knape & Vogt Manufacturing	800	12,200
		145,700
Industrial Components-0.6%
+ Badger Meter	700	17,675

	SHARES	VALUE
Industrial Products (continued)
Paper and Packaging-1.6%
Liqui-Box	900	$44,550

Pumps, Valves and Bearings-7.1%
+ Franklin Electric	200	13,550
Gorman-Rupp Company	8,000	126,000
Met-Pro	5,000	45,000
Tech/Ops Sevcon	1,100	9,625
		194,175
Specialty Chemicals and Materials-3.7%
Hawkins Chemical	11,000	86,625
+ Quaker Chemical	800	13,900
		100,525
Other Industrial Products-4.8%
+ Baldor Electric	1,000	18,625
Quixote	1,400	21,000
Tennant	2,500	93,750
		133,375
Total (Cost $680,431)		636,000

Industrial Services-21.2%
Commercial Services-3.8%
Superior Uniform Group	12,000	104,250

Engineering and Construction-0.7%
+ Gehl Company a	1,400	19,950

Food/Tobacco Processors-5.1%
Farmer Bros.	800	140,000

Industrial Distribution-9.7%
Lawson Products	6,400	157,600
NCH Corporation	3,000	108,563
		266,163
Printing-0.1%
+ Ennis Business Forms	500	4,000

Transportation and Logistics-1.8%
+ Arnold Industries	2,000	24,125
+ Heartland Express a	1,500	25,031
		49,156
Total (Cost $713,243)		583,519

TOTAL COMMON STOCKS
(Cost $2,926,761)		2,606,450

TOTAL INVESTMENTS - 94.6%
(Cost $2,926,761)		2,606,450

CASH AND OTHER ASSETS
LESS LIABILITIES - 5.4%		147,790

NET ASSETS - 100.0%		$2,754,240

a	Non-income producing.
+	New Additions in 2000.
Bold indicates the Fund's largest 20 equity holdings in terms of June 30, 2000 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $2,925,573.
At June 30, 2000, net unrealized depreciation for all securities was $319,123, consisting of aggregate gross unrealized appreciation of $86,719 and aggregate gross unrealized depreciation of $405,842.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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ROYCE SPECIAL EQUITY F UND
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2000 (unaudited)

ASSETS:
Investments at value (identified cost $2,926,761)		$2,606,450
Cash		151,406
Receivable for capital shares sold		550
Receivable for dividends and interest		4,020
Prepaid expenses and other assets		2,484
Total Assets		2,764,910

LIABILITIES:
Payable for investments purchased		5,977
Accrued expenses		4,693
Total Liabilities		10,670
Net Assets		$2,754,240

ANALYSIS OF NET ASSETS:
Undistributed net investment income		$24,338
Accumulated net realized loss on investments		(62,592)
Net unrealized depreciation on investments		(320,311)
Capital shares		314
Additional paid-in capital		3,112,491
Net Assets		$2,754,240

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized)		314,195

NET ASSET VALUE (Net Assets / Shares Outstanding):
(offering and redemption price* per share)		$8.77
* Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended	Year ended
INVESTMENT OPERATIONS:	June 30, 2000 (unaudited)	December 31, 1999
Net investment income	$24,338	$27,956
Net realized gain (loss) on investments	(20,109)	29,538
Net change in unrealized depreciation on investments	138,037	(348,344)
Net increase (decrease) in net assets from investment operations	142,266	(290,850)
DISTRIBUTIONS:
Net investment income	-	(29,988)
Total distributions	-	(29,988)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	48,738	154,156
Distributions reinvested	-	29,487
Value of shares redeemed	(4,500)	(374,792)
Net increase (decrease) in net assets from capital share transactions	44,238	(191,149)
NET INCREASE (DECREASE) IN NET ASSETS	186,504	(511,987)
NET ASSETS:
Beginning of period	2,567,736	3,079,723
End of period (includes undistributed net investment income of
$24,338 in 2000)	$2,754,240	$2,567,736

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	5,834	16,417
Shares issued for reinvestment of distributions	-	3,536
Shares redeemed	(540)	(42,267)
Net increase (decrease) in shares outstanding	5,294	(22,314)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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ROYCE SPECIAL EQUITY F UND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000 (unaudited)

INVESTMENT INCOME:
Income:
Dividends			$44,214
Interest			-
Total income			44,214
Expenses:
Investment advisory fees			13,340
Custodian			7,072
Shareholder servicing			3,916
Audit			2,370
Registration			1,668
Shareholder reports			889
Administrative and office facilities			599
Trustees' fees			198
Legal			73
Other expenses			1,432
Total expenses			31,557
Fees waived by investment adviser			(11,681)
Net expenses			19,876
Net investment income			24,338
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments			(20,109)
Net change in unrealized depreciation on investments			138,037
Net realized and unrealized gain on investments			117,928
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS			$142,266

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.
	Period ended
	June 30, 2000	Periods ended December 31,
	(unaudited)	1999	1998 (a)

Net Asset Value, Beginning of Period	$8.31	$9.30	$10.00

Investment Operations:
Net investment income	0.08	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.38	(0.98)	(0.70)
Total from investment operations	0.46	(0.89)	(0.68)

Distributions:
Net investment income	-	(0.10)	(0.02)
Total distributions	-	(0.10)	(0.02)

Net Asset Value, End of Period	$8.77	$8.31	$9.30

Total Return:	5.5%**	-9.6%	-6.8%**
Ratios Based on Average Net Assets:
Total expenses (b)	1.49%*	1.49%	1.49%*
Net investment income	1.82%*	0.96%	0.33%*
Supplemental Data:
Net Assets, End of Period (in thousands)	$2,754	$2,568	$3,080
Portfolio Turnover Rate	40%**	57%	13%**

(a) The Fund commenced operations on May 1, 1998.
(b)

Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 2000 and December 31, 1999 and 1998, the expense ratios before the waivers would have been 2.37%, 2.12% and 2.20%, respectively.

* Annualized.
** Not annualized.

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Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

     Royce Special Equity Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on May 1, 1998.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

   Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

   Expenses:

     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce funds until distribution in accordance with the agreement.

   Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information". At December 31, 1999, the Fund had capital loss carryforwards of $111 and $42,372, expiring in 2006 and 2007, respectively, which, subject to certain limitations, can be utilized to offset future capital gains.

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Notes to Financial Statements (unaudited) (continued)

   Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Adviser:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of the Fund. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.49% through December 31, 2000. For the period ended June 30, 2000, the Fund recorded advisory fees of $1,659 (net of waivers of $11,681).

Purchases and Sales of Investment Securities

     For the period ended June 30, 2000, the cost of purchases and the proceeds from sales of investment securities were $1,100, 383 and $1,021,536, respectively.